CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Pure Biofuels Corp., a Nevada corporation (the "Company"), on Form 10-QSB for the quarter ending September 30, 2006, as filed with the Securities and Exchange Commission (the "Report"), Luis H. Goyzueta, Chief Executive Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 17, 2006	/s/ Luis Goyzueta Luis H. Goyzueta Chief Executive Officer

[A signed original of this written statement required by Section 906 has been provided to Pure Biofuels Corp. and will be retained by Pure Biofuels Corp. and furnished to the Securities and Exchange Commission or its staff upon request.]